SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 12, 2018

MEXUS GOLD US

(Exact name of registrant as specified in its charter)

Nevada	000-52413	20-4092640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1805 N. Carson Street, #150
Carson City, NV 89701
(Address of principal executive offices)

(916) 776-2166
(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

On October 12, 2018 (the “Closing Date”), Mexus Gold US (the “Company”) closed on a Convertible Promissory Note (“Note”) financing with an accredited investor (“Investor”) pursuant to which the Investor invested $200,000 (the “Financing”).

On the Closing Date, the Company issued to Investor a Convertible Promissory Note in the principal amount of $200,000. The Note matures in 12 months, carries a per annum interest rate of six percent (6%) and is convertible in whole or in part into shares of Company common stock at a conversion rate of $.006666667 per share.

Events of Default include the events set forth in Section 2.1 of the Note, and include, but are not limited to, failure to make timely interest or principal payments, failure to deliver conversion shares, bankruptcy, receivership, insolvency, and failure to reserve required shares for issuance upon conversion.

Upon an Event of Default under the Note, Investor may accelerate the outstanding principal amount of all outstanding Note, plus accrued and unpaid interest, and other amounts owing through the date of acceleration.

Pursuant to the terms of the Note, the Company is required to reserve and keep available out of its authorized and unissued shares of common stock, a minimum of 30,000,000 shares of common stock.

The foregoing summary description of the terms of the transaction may not contain all information that is of interest to the reader. For further information regarding the terms of the transaction documents, reference is made to such transaction documents, which are filed hereto as Exhibits 10.1 and 10.2, and are incorporated herein by this reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information provided above in “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02Unregistered Sales of Equity Securities

The information provided above in “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the Note and the issuance of the shares of the Company’s common stock under the terms of the Note and the financing is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Rule 506(b) of Regulation D, as promulgated by the Securities and Exchange Commission under the Act.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

10.1Convertible Promissory Note dated September 26, 2018, by and between the Company and the Investor.

10.2Share reservation agreement issued by the Company on June September 26, 2016, to the Company’s transfer agent.

99.1Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mexus Gold US

/s/ Paul D. Thompson

By: Paul D. Thompson

Its: President